                                                                    EXHIBIT 99.1


====================================================================================================================================
                                                                PROLOGIS TRUST                 P.O. Box 43010
                                                            INITIAL PURCHASE FORM              Providence, RI  02940-3010
                                                                                               Any questions, please call toll free:
PROLOGIS(TM)                                                                                   (800) 956-3378
------------------------------------------------------------------------------------------------------------------------------------
THE GLOBAL DISTRIBUTION SOLUTION                                                               (Please use enclosed envelope)

====================================================================================================================================
ENROLLING IN       I wish to enroll in the ProLogis Trust Dividend Reinvestment and Share Purchase Plan (the "plan") available to
THE PLAN           interested investors of ProLogis Trust (the "company") by making an initial investment. To enroll, you may make your initial investment by check, money order or an automatic monthly deduction from your U.S. bank or financial institution. If you enroll by check or money order, you may also authorize automatic deductions for future purchases of shares. A $10.00 initial enrollment fee will be deducted from the initial investment amount.
                                                                            Check One:
                       ---------------------------------------------------
                                                                            [ ] Enclosed is a U.S. check or money order for $______
                                                                                ($200 minimum/$5,000 maximum) payable to "EquiServe-
                                                                                ProLogis Trust."

                                                                            [ ] I (We) authorize an automatic monthly deduction of
                                                                                funds from my (our) U.S. bank or financial
                                                                                institution as indicated on the reverse ($200
                                                                                minimum/$5,000 maximum).

                                                                            Please note any address corrections directly on this
                                                                            form to the left.
                       ----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT            [ ] Check here if registration desired matches mailing information above.   Social Security Number
REGISTRATION                                                                                                         ---------------
------------------------------------------------------------------------------------------------------------------------------------
                   [ ] INDIVIDUAL OR JOINT.  Joint accounts will be presumed to be joint tenants unless restricted by applicable state law or otherwise indicated.  Only one Social Security Number is required for tax reporting.
PLEASE CHECK ONE
BOX AND PROVIDE
ALL REQUESTED
INFORMATION.           -------------------------------------------------------------------------------------------------------------
PLEASE PRINT           Owner's First Name  M.I.  Last Name  Owner's Social Security Number  Joint Owner's First Name  M.I. Last Name
CLEARLY.
                   [ ] CUSTODIAL. A minor is the beneficial owner of the account with an adult custodian managing the account until the minor becomes of age, as specified in the Uniform Gifts/Transfers to minors Act in the Minor's state of residence.


                       -------------------------------------------------------------------------------------------------------------
                       Custodian's First Name                 M.I.              Last Name


                       -------------------------------------------------------------------------------------------------------------
                       Minor's First Name    M.I.    Last Name    Minor's Social Security Number    Minor's State of Residence

                   [ ] TRUST.  Account is established in accordance with provisions of a trust agreement.


                       -------------------------------------------------------------------------------------------------------------
                       Trustee Name        Name of Trust        Trust Date                Tax ID Number             Beneficiary

                       PLEASE PROVIDE YOUR DAY AND EVENING TELEPHONE NUMBERS TO ASSIST US IN PROCESSING YOUR ENROLLMENT.

                       DAYTIME PHONE:  (        ) -                             EVENING PHONE:  (        ) -
                                                    --------------------                                     ------------------
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND           You may choose to reinvest all or a portion of the distributions paid on company common shares registered in your
ELECTION           name (including certificate and book shares). If you sign this form without indicating a choice, or you choose the partial distribution reinvestment election without specifying a number of shares, you will be deemed to have selected the full distribution reinvestment election with all distributions reinvested.
------------------------------------------------------------------------------------------------------------------------------------
PLEASE CHECK ONE   [ ] FULL DISTRIBUTION REINVESTMENT I wish to reinvest all of my cash distributions in additional common shares.
BOX AND PROVIDE        I may also make optional cash payments to the plan. (You will not receive a distribution check.)
THE REQUESTED
INFORMATION        [ ] PARTIAL DISTRIBUTION REINVESTMENT I wish to have cash distributions on ____________ (indicate only whole shares) common shares registered in my name (including certificate and book shares) sent to me in cash and to reinvest the distributions on the remaining common shares registered in my name I understand that the agent will automatically reinvest the distributions on all of my dividend reinvestment plan shares in additional common shares.  I may also make optional cash payments to the plan.

                   [ ] CASH DISTRIBUTION I wish to have the distributions on all of the common shares registered in my name
                       (including certificate and book shares) sent to me in cash.  I understand that the agent will automatically reinvest the distributions on all of my dividend reinvestment plan shares in additional common shares.
                       I may also make optional cash payments to the plan.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURES         By signing this form, I request enrollment, certify that I have received and read the prospectus describing the plan and agree to abide by the terms and conditions of the plan. I hereby appoint EquiServe Trust Company, N.A.
                   ("EquiServe") as my agent to apply cash distributions and any investments I may make to the purchase of shares under the plan. I understand that I may revoke this authorization at any time by notifying EquiServe.

                   All joint owners must sign.

                   Under penalties of perjury, I certify that: (1) The number shown on this form is my/our correct Social Security
                   Number or Taxpayer Identification Number, and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).


                   -----------------------------------------------------------------------------------------------------------------
                   Signature                                            Date              Signature                         Date
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC          AUTOMATIC INVESTMENT If you are enrolling by check or money order you may also authorize automatic monthly
INVESTMENT         deductions from your personal bank account. EquiServe will invest these deductions in company shares and credit the account you designate above. To initiate these deductions, please complete the reverse side of
                   this form and check this box. YOUR AUTHORIZED MONTHLY DEDUCTION FROM YOUR BANK ACCOUNT MUST BE FOR AT LEAST   [ ]
                   $200 AND CANNOT EXCEED $5,000 PER MONTH.
------------------------------------------------------------------------------------------------------------------------------------

                                   SEE REVERSE

====================================================================================================================================
AUTOMATIC          Please complete the information below to commence automatic withdrawals from your bank account to purchase
INVESTMENT         shares. Deductions and investments will continue as specified until you notify EquiServe to change or discontinue
APPLICATION        them. Should your bank account contain insufficient funds to cover the authorized deduction, no investment will occur. In such event, you will be charged a $25.00 fee by EquiServe and you may be charged an additional fee by your bank for insufficient funds. Please refer to the plan prospectus for further details on the automatic monthly investment feature.


                   Please see sample below illustrating where these numbers can be found.

                                                                                Checking or Money Market                    Savings
                   ABA Routing Number                                                     [ ]                                 [ ]
                   [ ][ ][ ][ ][ ][ ][ ][ ][ ]

                   Bank Account Number                                         _____________________________________________________
                   [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]            Name on Account (Please Print)


                   Amount to be Withdrawn
                   [ ],[ ][ ][ ].[ ][ ]    ($200 minimum, $5,000 maximum per month)
------------------------------------------------------------------------------------------------------------------------------------
                   I hereby authorize EquiServe Trust Company, N.A. to make    Name of Financial Institution
                   MONTHLY automatic transfers of funds from my                _____________________________________________________
                   savings/checking account in the amount indicated on         Mailing Address of Financial Institution
                   this form.  These funds will be used to purchase
                   common shares of beneficial interest for my account.        _____________________________________________________
                   Note:  If a Joint Account, both holders must sign.          City                     State                   Zip



                   -----------------------------------------------------------------------------------------------------------------
                   Signature                                            Date              Signature                          Date

                   Please enclose a voided blank check or savings deposit slip.


                                    ===================================================================================

                                    John Smith                                                         63-85
                                    123 Your Street                                                     670      0752
                                    Anywhere, USA 12345                          _____________________  20 ______


                                    PAY TO THE
                                    ORDER OF                                                 $
                                    -----------------------------------------------------     -------------------------


                                    ___________________________________________________________  DOLLARS
                                    YOUR              000-001
                                    BANK              123 Main Street
                                                      Anywhere, USA 12345

                                    FOR                                                       SAMPLE (NON-NEGOTIABLE)
                                       -------------------------------------------------    --------------------------
                                               :06 300004 7:      1234567890                      0 7 5 2
                                    ===================================================================================
                                                ABA Number     Bank Account Number              Check Number
                                                                                          (Do not include as part
                                                                                            of your Bank Account
                                                                                                  Number)


====================================================================================================================================